NORTHERN INSTITUTIONAL FUNDS
                      (formerly The Benchmark Funds)

                    FIXED INCOME AND EQUITY PORTFOLIOS
                          MONEY MARKET PORTFOLIOS

                      Supplement dated July 15, 1998
        to Statements of Additional Information dated April 1, 1998


Effective July 15, 1998, the name of The Benchmark Funds is changed to "Northern Institutional Funds."